JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK BOND TRUST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK INVESTMENT TRUST

(the “Trusts”)

Supplement dated March 20, 2015 to the current Statement of Additional Information, as may be supplemented

Effective March 10, 2015, James R. Boyle has been appointed to the Board of Trustees as a Non-Independent Trustee.

The table below presents certain information regarding Mr. Boyle, including his principal occupations, which, unless specific dates are shown, are of at least five years‘ duration. In addition, the table includes information concerning other directorships held by Mr. Boyle in other registered investment companies or publicly traded companies:

Name (Birth Year)	Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James R. Boyle[2] (1959)	Trustee (since 2015)

Chairman, HealthFleet, Inc., (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010, 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

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[1]	Because the Trust does not hold regular annual shareholders meetings, Mr. Boyle holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

[2]	Mr. Boyle is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

[3]	“John Hancock retail funds” is composed of John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.

In addition to the description of Mr. Boyle’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about Mr. Boyle’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that the Trustee is an expert within the meaning of the federal securities laws:

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.